SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                      February 22, 1999 (February 22, 1999)
               (Date of Report (date of earliest event reported))


                                 PHH Corporation
             (Exact name of Registrant as specified in its charter)


           Maryland                    1-7797                       52-0551284
(State or other jurisdiction    (Commission File No.)           (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)

        6 Sylvan Way
       Parsippany, NJ                                                   07054
   (Address of principal                                             (Zip Code)
     executive office)



                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events

PHH Corporation reports its 1998 annual financial results of operations and statements of position.


Table of Contents

1. Consolidated statements of operations.

2. Consolidated statements of income, adjusted for merger-related costs and other unusual charges.


3. Consolidated balance sheets.

                        PHH Corporation and Subsidiaries
               CONSOLIDATED STATEMENTS OF OPERATIONS, as reported
                                  (In millions)


                                                                                  Year Ended December 31,
                                                                       1998             1997              1996
                                                                  --------------    -------------    -------------

Revenues
Fleet management services                                         $       206.1     $       212.4    $       199.2
Relocation services                                                       444.0             409.4            342.1
Mortgage services (net of amortization of mortgage
   servicing rights and interest expense of $221.4, $180.6
   and $116.9, respectively)                                              353.4             179.3            127.7
                                                                  -------------     -------------    -------------

Service fees - net                                                      1,003.5             801.1            669.0
Fleet leasing (net of depreciation and interest costs of
$1,279.4, $1,205.2 and $1,132.4, respectively)                             88.7              59.5             56.7
Other                                                                       5.4                 -                -
                                                                  -------------     -------------    --------------

Net revenues                                                            1,097.6             860.6            725.7
                                                                  -------------     -------------    -------------

Expenses
Operating                                                                 469.7             422.9            346.9
General and administrative                                                171.7             164.4            173.9
Depreciation and amortization                                              36.8              25.7             28.6
Merger-related costs and other unusual charges (credits)                  (20.2)            251.0                -
                                                                  --------------    -------------    --------------

Total expenses                                                            658.0             864.0            549.4
                                                                  -------------     -------------    -------------

Income (loss) before income taxes                                         439.6              (3.4)           176.3

Provision for income taxes                                                159.6              44.2             71.8
                                                                  -------------     -------------    -------------

Net income (loss)                                                 $       280.0     $       (47.6)   $       104.5
                                                                  =============     ==============   =============

                        PHH Corporation and Subsidiaries
               CONSOLIDATED STATEMENTS OF INCOME, as adjusted (1)
                                  (In millions)

                                                                                  Year Ended December 31,
                                                                       1998             1997              1996
                                                                  --------------    -------------    --------------
Revenues
Fleet management services                                         $       206.1     $       212.4    $       199.2
Relocation services                                                       444.0             409.4            342.1
Mortgage services (net of amortization of mortgage
   servicing rights and interest expense of $221.4, $180.6
   and $116.9, respectively)                                              353.4             179.3            127.7
                                                                  -------------     -------------    -------------

Service fees - net                                                      1,003.5             801.1            669.0
Fleet leasing (net of depreciation and interest costs of
$1,279.4, $1,205.2 and $1,132.4, respectively)                             88.7              59.5             56.7
Other                                                                       5.4                 -                -
                                                                  -------------     -------------    --------------

Net revenues                                                            1,097.6             860.6            725.7
                                                                  -------------     -------------    -------------

Expenses
Operating                                                                 469.7             422.9            346.9
General and administrative                                                171.7             164.4            173.9
Depreciation and amortization                                              36.8              25.7             28.6
                                                                  -------------     -------------    -------------

Total expenses                                                            678.2             613.0            549.4
                                                                  -------------     -------------    -------------

Income before income taxes                                                419.4             247.6            176.3

Provision for income taxes                                                152.4             102.0             71.8
                                                                  -------------     -------------    -------------

Net income                                                        $       267.0     $       145.6    $       104.5
                                                                  =============     =============    =============

(1) Adjusted to exclude merger-related costs and other unusual charges (credits) of ($20.2) million and $251.0 million for 1998 and 1997, respectively.

                        PHH Corporation and Subsidiaries
                           CONSOLIDATED BALANCE SHEETS
                        (In millions, except share data)

                                                                                          December 31,
                                                                                    1998                1997
                                                                                -------------      -------------
Assets
Cash and cash equivalents                                                       $      233.2       $         2.1
Accounts and notes receivable, (net of allowance
   for doubtful accounts of $14.2 and $12.1, respectively)                             775.2               567.6
Other assets                                                                           520.3               447.1
                                                                                ------------       -------------
Total assets exclusive of assets under programs                                      1,528.7             1,016.8
                                                                                ------------       -------------

Assets under management and mortgage programs:
   Net investment in leases and leased vehicles                                      3,801.1             3,659.1
   Relocation receivables                                                              659.1               775.3
   Mortgage loans held for sale                                                      2,416.0             1,636.3
   Mortgage servicing rights                                                           635.7               373.0
                                                                                ------------       -------------
                                                                                     7,511.9             6,443.7
                                                                                ------------       -------------
Total assets                                                                    $    9,040.6       $     7,460.5
                                                                                ============       =============


Liabilities and shareholder's equity
Accounts payable and accrued liabilities                                        $      759.7       $       692.4
Deferred income                                                                         57.0                53.3
                                                                                ------------       -------------
Total liabilities exclusive of liabilities under programs                              816.7               745.7
                                                                                ------------       -------------

Liabilities under management and mortgage programs:
   Debt                                                                              6,896.8             5,602.6
                                                                                ------------       -------------
   Deferred income taxes                                                               341.0               295.7
                                                                                ------------       -------------

Total liabilities                                                                    8,054.5             6,644.0
                                                                                ------------       -------------

Commitments and contingencies

Shareholder's equity                                                                   986.1               816.4
                                                                                ------------       -------------
Total liabilities and shareholder's equity                                      $    9,040.6       $     7,460.5
                                                                                ============       =============

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHH CORPORATION



                                   By:   /s/  David M. Johnson
                                         David M. Johnson
                                         Senior Executive Vice President
                                         and Chief Financial Officer


Date:  February 22, 1999